Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2085

 All Cap Core Strategy 2020-4

Small Cap Core Strategy 2020-4

 Supplement to the Prospectuses

As of January 7, 2021, Providence Service Corporation (ticker: PRSC) has changed its name to ModivCare, Inc. (ticker: MODV). As a result, effective immediately, all references to Providence Service Corporation in each Portfolio’s prospectus are replaced with ModivCare, Inc.

Supplement Dated: January 7, 2021